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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 14, 2004

ASIA PAYMENT SYSTEMS, INC.
 (Exact name of Registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 5th Avenue
Suite 4100
Seattle, Washington 98104
(Address of principal executive offices)

(206) 447-1379
(Registrant's telephone number, including area code)

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ITEM 7. EXHIBITS AND FINANCIAL STATEMENTS
Exhibit No.	Description
99.1	Press Release

ITEM 9. REGULATION FD DISCLOSURE

Asia Payment Systems, Inc. (NASD OTCBB: APYM) today announced that it has signed a credit card processing services agreement with Duty Free Stores (DFS). The July installation will support two existing DFS stores in Okinawa airport and then a new 110,000 square foot flagship Galleria store to be opened in downtown Naha in December 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated this 14th day of July, 2004.

ASIA PAYMENT SYSTEMS, INC. (Registrant)

/s/ Charlie Rodriguez
Charlie Rodriguez, Member of the Board of Directors